UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2022

ALLEGHANY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway, 34th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 752-1356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	Y	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On March 20, 2022, Alleghany Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Berkshire Hathaway Inc., a Delaware corporation (“Parent”), and O&M Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

As a result of the Merger, each issued and outstanding share of the Company’s common stock, par value $1.00 per share (the “Company Common Stock”) (other than shares (a) owned by the Company as treasury stock or owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent or (b) held by a stockholder who has properly exercised and perfected such holder’s appraisal rights under Section 262 of the General Corporation Law of the State of Delaware), will be converted into the right to receive $848.02 in cash, without interest (the “Merger Consideration”).

Pursuant to the terms of a “go-shop” provision in the Merger Agreement, during the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. (New York time) on April 14, 2022 (such period, the “Go-Shop Period”), the Company may (i) solicit, initiate or facilitate the making of alternative takeover proposals from third parties; (ii) provide non-public information to third parties in connection with alternative takeover proposals; and (iii) participate in discussions and negotiations with third parties regarding alternative takeover proposals. After the Go-Shop Period, the Company has agreed not to (i) solicit, initiate or knowingly encourage inquiries or proposals relating to alternative takeover transactions or (ii) subject to certain exceptions, engage in discussions or negotiations regarding, or provide any non-public information in connection with, alternative takeover proposals. As described below, the Company has the right to terminate the Merger Agreement prior to the receipt of stockholder approval of the Merger to accept a “superior proposal” during or following the Go-Shop Period, subject to the terms and conditions of the Merger Agreement. There is no break-up fee payable in the event of termination of the Merger Agreement.

As a result of the Merger, (i) each outstanding restricted share unit (“RSU”) other than Director RSUs (as defined below) will be valued at the Merger Consideration as of the Effective Time and paid to holders on or around the existing vesting date for such RSU (if such RSU’s vesting conditions are satisfied), subject to full accelerated vesting and payment in connection with a holder’s earlier termination without “cause” or due to a holder’s death, total disability or qualified retirement, (ii) each outstanding performance share unit (“PSU”) will be valued at the Merger Consideration as of the Effective Time (assuming the maximum level of performance was achieved for purposes of determining the number of PSUs) and paid to holders following completion of the applicable performance period (assuming the recipient continues employment through the end of such performance period) in accordance with the original payment terms of the award, without any ongoing performance-vesting conditions, subject to full accelerated vesting in connection with a holder’s earlier termination without “cause” or due to a holder’s death, total disability or qualified retirement, (iii) each outstanding performance share matching award (“Matching PSU”) held by the Company’s chief executive officer will be subject to the same treatment as other PSUs (as described in clause (ii) above) except that, in lieu of assuming maximum level performance for purposes of determining the number of PSUs, the amount of cash payable in respect of the Matching PSU will be determined based on the actual attainment of the applicable performance goal during the applicable performance period, and (iv) each outstanding RSU granted to non-employee directors under the Company’s directors’ stock plans (the “Director RSUs”) will be valued at the Merger Consideration as of the Effective Time and paid to holders at the time specified in the applicable plan and award agreement or applicable deferral election. Each RSU, PSU and Director RSU will be credited with interest at the prime rate until the respective payment date.

The Company and Parent have each agreed to customary representations, warranties and covenants in the Merger Agreement, including, among others, agreements by the Company to (i) continue conducting its businesses in the ordinary course of business consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger and (ii) not engage in certain specified kinds of transactions during that period. In addition, the Company has agreed that, subject to certain exceptions, its board of directors (the “Board”) will recommend the approval of the Merger Agreement by its stockholders.

The closing of the Merger is subject to certain conditions, including (i) the approval and adoption of the Merger Agreement by the holders of at least 75% of the voting power of the Company Common Stock, (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and applicable foreign antitrust laws, (iii) the receipt of authorizations required to be obtained from applicable insurance regulators and (vi) other customary conditions. For each of the Company and Parent, the obligation to complete the Merger is also subject to the accuracy of the representations and warranties of, and compliance with covenants by, the other party, in accordance with the materiality standards set forth in the Merger Agreement.

Either the Company or Parent may terminate the Merger Agreement if, among certain other circumstances, (i) the Merger has not become effective on or before November 21, 2022, subject to automatic extension to not later than March 21, 2023, if all of the conditions to the completion of the Merger other than the receipt of required regulatory approvals have been satisfied or are capable of being satisfied, or (ii) the Company’s stockholders fail to approve the Merger Agreement. In addition, the Company may terminate the Merger Agreement under certain other circumstances, including to allow the Company to enter into a definitive agreement for an alternative takeover proposal that constitutes a “superior proposal” prior to the receipt of stockholder approval of the Merger. Parent may terminate the Merger Agreement under certain other circumstances, including if the Board withdraws or adversely changes its recommendation of the Merger Agreement. There are no termination fees payable upon any termination of the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties, and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by matters disclosed in certain documents filed with the Securities and Exchange Commission (the “SEC”) and confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement negotiations; (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors; (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement; and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is attached to this Current Report on Form 8-K to provide the Company’s stockholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company in the Company’s public reports filed with the SEC. In particular, the Merger Agreement and this summary of terms are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to the Company or Parent. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read as a stand-alone document, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, 10-Q and other documents that the Company files or has filed with the SEC.

Item 8.01	Other Events

On March 21, 2022, the Company distributed a letter to its employees regarding the Merger, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-looking Statements

This report contains disclosures, which may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should” or the negative versions of those words or other comparable words. Forward-looking statements do not relate solely to historical or current facts, rather they are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. These statements are not guarantees of future performance. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Company’s future financial condition and results.

Various forward-looking statements in this report relate to the proposed acquisition of the Company by Parent. Important transaction-related and other risk factors that may cause these forward-looking statements to differ include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the completion of the transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the transaction; (iii) significant transaction costs associated with the transaction; (iv) potential litigation relating to the transaction, including the effects of any outcomes related thereto; (v) the risk that disruptions from the transaction will harm the Company’s business, including current plans and operations; (vi) the ability of the Company to retain and hire key personnel; and (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction.

Additional risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2021 filed with the SEC and subsequent filings with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect subsequent circumstances or events.

Important Additional Information and Where to Find It

This report is being issued in connection with the proposed acquisition of the Company by Parent. In connection with the transaction, the Company intends to file the proxy statement and certain other documents regarding the transaction with the SEC. The definitive version of the proxy statement (if and when available) will be mailed to the Company’s stockholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, and is not a substitute for the proxy statement or any other document that the Company may file with the SEC.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain, free of charge, copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Investor Relations portion of the Company’s website at https://www.alleghany.com/investor-relations/ or by contacting the Company’s investor relations department at the following: Dale James, Alleghany Corporation, 212-752-1356.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed acquisition of the Company by Berkshire. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 15, 2021. You may obtain free copies of these documents using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 20, 2022, by and among Alleghany Corporation, Berkshire Hathaway Inc. and O&M Acquisition Corp.

99.1	Letter to Employees of Alleghany Corporation dated March 21, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: March 21, 2022	By:	/s/ Kerry J. Jacobs
	Name:	Kerry J. Jacobs
	Title:	Executive Vice President and Chief Financial Officer